CONFIDENTIAL TREATMENT REQUESTED

November 8, 1996


Dr. James R. McCormick
President & CEO
Hemlock Semiconductor Corporation
12334 Geddes Road
Hemlock, MI  48626

RE:     Agreement between Hemlock Semiconductor Corporation ("HSC") and
        MEMC Electronic Materials, Inc. ("MEMC") for the sale of Polycrystalline Silicon by HSC to MEMC dated December 27, 1994, as amended by Letter Agreement dated June 20, 1995 (the "Agreement")

Dear Dr. McCormick:

This letter confirms our understanding to further amend the Agreement as follows:

1.   Paragraph 1.2 is amended in its entirety to read as follows:

     1.2 Base Purchase Quantity for the calendar years 1996-2000 of this Agreement is as follows:

     Year                    Base Purchase Quantity
     ----                    ----------------------

     1996 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1997 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1998 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1999 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 2000 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]

2.   Paragraph 1.8 is amended in its entirety to read as follows:

     1.8 Minimum Purchase Quantity for the calendar years 1996-2000 of this Agreement is as follows:

     Year                    Minimum Purchase Quantity
     ----                    -------------------------

     1996 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1997 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1998 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 1999 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC] 2000 [CONFIDENTIAL MATERIAL HAS BEEN DELETED AND FILED SEPARATELY WITH SEC]

Other than as expressly set forth above, the Agreement shall remain in full force and effect.

If the foregoing is acceptable to you, please indicate your agreement on behalf of HSC by signing in the space provided below and returning one fully executed copy to me.

                                   Sincerely yours,

                                   MEMC Electronic Materials, Inc.


                                   By:  /s/ Robert M. Sandfort
                                   Title:  President and Chief Operating Officer

AGREED AND ACCEPTED TO:

Hemlock Semiconductor Corporation


By: /s/ James R. McCormick
Title: President & CEO